UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	12/31/2007

Date of reporting period:	06/30/2007

Item 1.                    Report to Stockholders

Mairs and Power
Balanced Fund, Inc.

Semi-Annual
Report
June 30, 2007

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota  55101

TO OUR SHAREHOLDERS

August 20, 2007

Second Quarter Results

To Our Shareholders:

In response to a number of factors including strong economic fundamentals, stable interest rates and rising stock prices, the Balanced Fund turned in one of its better performances in recent history during the second quarter.  The Fund produced a total investment return of 5.1% compared to comparable returns of 9.1% for the Dow Jones Industrial Average, 6.3% for the Standard & Poor’s 500 Stock Index and -0.5% for the Lehman Bros. Gov’t/Credit Index.  More importantly, the Fund compared favorably with its benchmark composite index (60% S & P 500 and 40% Lehman Bros. Gov’t/Credit Index) return of 3.6%.  The Fund also fared relatively well against a peer group average return of 3.7% for a universe of balanced funds as reported by the Wall Street Journal.

For the first half, the Fund also performed relatively well with a 6.1% total investment return compared to comparable returns of 8.8% for the DJIA, 7.0% for the S & P 500 Index and 1.0% for the Lehman Bros. Gov’t/Credit Index.  Again, the Fund compared favorably with a 4.6% return for its benchmark index.

The overall economy rebounded from a modest 0.6% rate of growth in the first quarter to a more respectable 3.4% rate in the second quarter.  Unlike most periods of recovery in the past, consumer spending played a relatively minor role in the recent pick-up in growth.  The main growth drivers were business capital spending and government spending.  Export growth was also a contributing factor reflecting the rapid expansion now taking place in most major foreign economies around the world.  Corporate profits continued to increase, although the rate of growth slowed to a more sustainable “single digit” rate from the “double digit” rates of recent years.

Inflation remained under control despite the ongoing upward pressures from energy and labor costs.  The recent GDP report showed core consumer prices increasing at only a 1.4% annual rate which was well within the Federal Reserve’s unofficial 1-2% comfort zone. As a result, the Fed  continued to keep short-term interest rates, as measured by the overnight bank borrowing  rate, steady at 5.25%.

The second quarter stock market strength reflected such factors as a strengthening economy, continued earnings growth and a relatively stable level of interest rates at both the long and short end of the curve.  As might be expected, the strongest sectors of the market seemed to be those most sensitive to the economy such as capital goods (construction and engineering and machinery), consumer durables (auto and auto components), energy and technology (computers and related equipment, electrical equipment, electronic equipment and instruments and semiconductors).  Conversely, the weakest sectors seemed to be those most defensive in nature including consumer staples (food and food retailing, household products and personal products), financials and utilities.  Among holdings in the Fund, eFunds (+32.4%), Ingersoll-Rand (+26.4%), Pentair (+23.8%), Schlumberger (+22.9%) and Honeywell (+22.2%) did the best while the poorest performing issues included Xcel Energy (-17.1%), Hershey (-7.4%), U.S. Bancorp  (-5.8%), Bank of America (-4.2%) and Associated Banc Corp. (-2.7%)

Future Outlook

Since the end of the second quarter, the issue of sub-prime residential real estate loan losses has emerged as a major area of uncertainty for financial markets as well the overall economy.  Because of the pervasive nature of the holdings of sub-prime real estate asset-backed securities in both domestic and international markets, there has been a flight to quality and an escalating effect on liquidity in both bond and stock markets regardless of whether or not they are involved in real estate.  As a result, both consumers and corporations have found it increasingly difficult to gain access to needed capital in order to fund expenditures.

While the availability of credit will most certainly have some impact on the economy in the second half, the effect is not expected to be great enough to trigger a recession at this time.

This is especially true in light of the Fed’s recent decision to lower the discount rate 0.5% to 5.75% in an attempt to calm markets and help restore liquidity.  The overnight funds rate remains at 5.25% but may be reduced at the next regular meeting of the Federal Reserve Open Market Committee.

Although consumer spending trends are expected to remain sluggish, especially in the area of housing, business and government spending trends seem likely to offer the most potential for better growth.  Export demand is also expected to continue showing rapid growth in light of the above average expansion projected for most international markets.  Finally, corporate earnings growth should continue albeit at a much reduced rate with the help of stronger foreign-sourced earnings along with currency translation gains.

Because of the heightened level of uncertainty caused by the sub-prime mortgage crisis, the stock market has experienced considerable volatility and weakness in recent weeks.  However, considering the fact that the market has already undergone a correction of nearly 10% from its recent high, many of the uncertainties already seem to be reflected in current price levels.  Consequently, with a current valuation level of approximately 15 times estimated current year earnings for the S & P 500, the market appears to be rather attractively valued at current levels.  Of course, this assumes that corporate earnings will hold up and be able to show further progress in a more difficult environment.

William B. Frels
President and Lead Manager
Ronald L. Kaliebe
Co-Manager

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the Fund, and it may be obtained by calling (800) 304-7404, or visiting www.mairsandpower.com.  Read it carefully before investing.

FUND PERFORMANCE (unaudited)

Ten years of investment performance (through June 30, 2007)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2007

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	13.26%	10.35%	9.18%	10.64%

S&P 500	20.59%	10.71%	7.13%	10.83%

Composite Index	14.75%	8.45%	7.07%	9.71%

Performance data quoted represents past performance and does not guarantee future results.  All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance is updated and published monthly.  Visit the Fund’s website at www.mairsandpower.com or call (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Lehman Brothers Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)	June 30, 2007

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison, MBA Finance 1980

Top Ten Common Stock Holdings
(Percent of Total Net Assets) (1)

3M Co.	3.5%
Emerson Electric Co.	3.0
H. B. Fuller Co.	2.7
Wells Fargo & Co.	2.5
Pentair, Inc.	2.4
The Valspar Corp.	2.4
Schlumberger, Ltd.	2.3
Honeywell International Inc.	2.1
ConocoPhilips	2.1
Graco Inc.	2.0

Portfolio Composition

Short-term investments

(including other assets and liabilities)

1.6%

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$66.10
Expense Ratio	0.78%
Portfolio Turnover Rate	3.51%
Sales Charge	None (2)
Fund Inception Year	1961

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 33.0%
Federal Agency Obligations	23.8%
Corporate Bonds	8.6
Asset-Backed Securities	0.5
Convertible Corporate Bonds	0.1

Common Stock 65.4%
Financial	12.0
Health Care	8.3
Energy	8.0
Technology	7.5
Capital Goods	6.6
Basic Industries	6.5
Consumer Staple	5.2
Diversified	5.0
Consumer Cyclical	3.5
Transportation	1.6
Utilities	1.2

Short-Term Investments 1.6% *	1.6
100.0%

* Represents short-term investments and other assets and liabilities (net).

(1)          All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

(2)          Although the Fund is no-load, investment management fees and other expenses still apply.

SCHEDULE OF INVESTMENTS (unaudited)	June 30, 2007

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES 33.0%

	FEDERAL AGENCY OBLIGATIONS 23.8%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$488,926
500,000	Federal Farm Credit Bank	6.00%	11/02/15	496,262
500,000	Federal Farm Credit Bank	6.05%	04/18/16	496,465
500,000	Federal Farm Credit Bank	6.25%	08/01/16	499,862
500,000	Federal Farm Credit Bank	6.00%	04/09/19	492,440
500,000	Federal Farm Credit Bank	6.20%	11/08/21	492,663
500,000	Federal Home Loan Bank	5.00%	03/28/11	493,252
250,000	Federal Home Loan Bank	5.00%	12/20/11	245,535
250,000	Federal Home Loan Bank	5.44%	12/23/14	244,914
500,000	Federal Home Loan Bank	5.25%	02/17/15	486,017
500,000	Federal Home Loan Bank	5.55%	05/04/15	491,028
500,000	Federal Home Loan Bank	5.60%	08/24/15	491,297
500,000	Federal Home Loan Bank	6.00%	11/17/15	496,654
500,000	Federal Home Loan Bank	6.00%	12/28/16	495,096
500,000	Federal Home Loan Bank	6.00%	06/29/17	495,761
500,000	Federal Home Loan Bank	5.55%	02/15/18	485,315
300,000	Federal Home Loan Bank	5.70%	02/20/18	293,082
500,000	Federal Home Loan Bank	5.70%	03/23/18	488,301
250,000	Federal Home Loan Bank	5.65%	08/13/18	243,290
500,000	Federal Home Loan Bank	6.00%	07/26/19	492,106
500,000	Federal Home Loan Bank	6.35%	11/16/21	494,899
500,000	Federal Home Loan Bank	5.75%	03/23/22	481,934
500,000	Federal Home Loan Bank	6.00%	08/25/22	488,214
500,000	Federal Home Loan Bank	6.00%	09/01/22	488,137
500,000	Federal Home Loan Mortgage Corp.	6.00%	08/23/13	498,608
500,000	Federal Home Loan Mortgage Corp.	6.00%	04/10/14	497,676
500,000	Federal Home Loan Mortgage Corp.	6.00%	06/05/15	497,204

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (Continued)

	FEDERAL AGENCY OBLIGATIONS (Continued)
$500,000	Federal Home Loan Mortgage Corp.	6.00%	04/04/16	$494,634
440,000	Federal Home Loan Mortgage Corp.	6.00%	10/17/16	435,556
500,000	Federal Home Loan Mortgage Corp.	6.00%	02/08/17	494,531
1,000,000	Federal Home Loan Mortgage Corp.	6.00%	02/21/17	988,998
1,000,000	Federal Home Loan Mortgage Corp.	6.00%	04/27/17	987,670
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/13/20	489,732
500,000	Federal Home Loan Mortgage Corp.	6.00%	10/26/20	489,624
250,000	Federal Home Loan Mortgage Corp.	5.75%	11/15/21	242,017
500,000	Federal Home Loan Mortgage Corp.	6.00%	03/14/22	487,247
250,000	Federal Home Loan Mortgage Corp.	6.00%	12/30/22	242,979
500,000	Federal National Mortgage Association	6.00%	09/25/14	497,075
500,000	Federal National Mortgage Association	5.55%	06/08/15	491,164
500,000	Federal National Mortgage Association	5.55%	06/29/15	491,074
500,000	Federal National Mortgage Association	6.00%	11/23/15	496,195
500,000	Federal National Mortgage Association	6.00%	02/02/16	495,981
500,000	Federal National Mortgage Association	6.00%	11/17/16	495,396
500,000	Federal National Mortgage Association	6.00%	12/08/16	494,339
500,000	Federal National Mortgage Association	5.40%	02/23/17	483,929
500,000	Federal National Mortgage Association	5.60%	03/28/17	488,523
250,000	Federal National Mortgage Association	5.50%	04/08/19	240,841
250,000	Federal National Mortgage Association	5.52%	04/12/19	241,061
250,000	Federal National Mortgage Association	6.00%	05/03/19	246,353
250,000	Federal National Mortgage Association	6.00%	05/24/19	246,257
500,000	Federal National Mortgage Association (e)	5.00%	07/26/19	490,736
250,000	Federal National Mortgage Association	5.63%	08/05/19	242,227
500,000	Federal National Mortgage Association (e)	5.50%	02/10/20	487,665
500,000	Federal National Mortgage Association (e)	5.50%	02/27/20	488,466

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (Continued)

	FEDERAL AGENCY OBLIGATIONS (Continued)
$500,000	Federal National Mortgage Association	5.50%	02/28/20	$480,305
500,000	Federal National Mortgage Association	5.65%	03/09/20	483,803
500,000	Federal National Mortgage Association	5.75%	03/09/20	486,205
500,000	Federal National Mortgage Association	5.75%	03/16/20	485,760
1,500,000	Federal National Mortgage Association	6.00%	04/06/20	1,483,983
500,000	Federal National Mortgage Association	6.00%	04/28/20	491,328
500,000	Federal National Mortgage Association	6.00%	05/19/20	491,291
500,000	Federal National Mortgage Association	5.81%	06/30/20	487,114
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	970,549
500,000	Federal National Mortgage Association	6.00%	08/10/20	490,662
500,000	Federal National Mortgage Association	6.00%	08/18/20	490,627
500,000	Federal National Mortgage Association	6.00%	08/25/20	490,596
500,000	Federal National Mortgage Association	6.00%	10/13/20	490,400
500,000	Federal National Mortgage Association	6.25%	02/23/21	494,008
400,000	Federal National Mortgage Association	6.00%	08/16/22	390,237
500,000	Federal National Mortgage Association	6.00%	03/21/25	485,000
500,000	Federal National Mortgage Association	6.00%	04/04/25	484,521
500,000	Federal National Mortgage Association	6.00%	06/02/25	484,793
500,000	Federal National Mortgage Association	6.00%	07/11/25	484,727
500,000	Federal National Mortgage Association	6.00%	10/06/25	483,980
				35,955,097
	CORPORATE BONDS 8.6%
	FINANCIAL 4.5%
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	250,674
248,000	Ford Motor Credit Co.	7.375%	10/28/09	246,179
250,000	General Motors Acceptance Corp.	7.75%	01/19/10	253,083

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (Continued)

	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$250,000	General Motors Acceptance Corp.	7.25%	03/02/11	$249,180
250,000	Ford Motor Credit Co.	5.30%	04/20/11	221,497
250,000	Household Finance Corp.	6.375%	10/15/11	256,879
200,000	Ford Motor Credit Co.	7.00%	11/26/11	184,141
250,000	General Motors Acceptance Corp.	7.00%	02/01/12	245,189
250,000	Goldman Sachs Group (a)	8.00%	03/01/13	275,600
250,000	Allstate Corp.	7.50%	06/15/13	272,463
500,000	Harleysville Group	5.75%	07/15/13	479,883
500,000	General Motors Acceptance Corp.	6.75%	12/01/14	478,828
250,000	Security Benefit Life Insurance Co. (a)	8.75%	05/15/16	286,773
250,000	General Motors Acceptance Corp.	7.25%	09/15/17	238,527
250,000	Lincoln National Corp.	7.00%	03/15/18	266,821
500,000	General Electric Capital Corp.	6.35%	05/12/18	501,008
500,000	Provident Cos.	7.00%	07/15/18	509,014
250,000	Berkley (WR) Corp.	6.15%	08/15/19	245,146
250,000	Household Finance Corp.	5.25%	06/15/23	225,560
250,000	Liberty Mutual Insurance Co. (a)	8.50%	05/15/25	282,613
250,000	Provident Cos.	7.25%	03/15/28	257,213
500,000	Farmers Exchange Capital (a)	7.05%	07/15/28	506,514
				6,732,785
	INDUSTRIAL 3.1%
350,000	Corning Inc.	6.30%	03/01/09	353,737
500,000	SUPERVALU Inc.	7.875%	08/01/09	516,605
250,000	DaimlerChrysler NA Holding Corp.	7.75%	01/18/11	266,077
250,000	Hertz Corp.	7.40%	03/01/11	248,750

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (Continued)

	CORPORATE BONDS (Continued)
	INDUSTRIAL (Continued)
$250,000	General Foods Corp.	7.00%	06/15/11	$250,195
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	255,000
200,000	Ford Motor Co.	9.50%	09/15/11	201,500
250,000	Bombardier Inc. (a)(d)	6.75%	05/01/12	246,250
250,000	General Motors Corp.	7.125%	07/15/13	234,687
250,000	Willamette Industries	7.125%	07/22/13	262,156
250,000	Maytag Corp.	5.00%	05/15/15	230,472
250,000	Servicemaster Co.	7.10%	03/01/18	216,759
350,000	PPG Industries	7.40%	08/15/19	387,140
500,000	Wyeth	6.45%	02/01/24	515,421
500,000	Toro Co.	7.80%	06/15/27	513,788
				4,698,537
	UTILITIES 1.0%
250,000	Xcel Energy Inc.	7.00%	12/01/10	260,698
250,000	TECO Energy, Inc.	7.00%	05/01/12	258,344
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	263,260
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	236,572
250,000	South Jersey Gas Co.	7.125%	10/22/18	264,750
250,000	United Utilities PLC (d)	5.375%	02/01/19	230,126
				1,513,750
	TOTAL CORPORATE BONDS			12,945,072

	ASSET-BACKED SECURITIES 0.5%
	EQUIPMENT LEASES 0.5%
250,000	Continental Airlines	6.32%	11/01/08	250,000

Par Value/Shares	Security Description			Market Value
	FIXED INCOME SECURITIES (Continued)

	ASSET-BACKED SECURITIES (Continued)
	EQUIPMENT LEASES (Continued)
$250,000	American Airlines Inc.	7.858%	10/01/11	$264,375
204,604	General American Transportation	7.50%	02/28/15	199,334
				713,709
	CONVERTIBLE CORPORATE BONDS 0.1%
	UTILITIES 0.1%
226,200	Noram Energy	6.00%	03/15/12	225,068

	TOTAL FIXED INCOME SECURITIES (cost $50,040,728)			$49,838,946

	COMMON STOCKS 65.4%
	BASIC INDUSTRIES 6.5%
65,000	Bemis Co., Inc.			$2,156,700
138,000	H. B. Fuller Co.			4,124,820
125,000	The Valspar Corp.			3,551,250
				9,832,770
	CAPITAL GOODS 6.6%
76,000	Graco Inc.			3,061,280
20,000	Ingersoll-Rand Co. Ltd. (d)			1,096,400
50,000	MTS Systems Corp.			2,233,500
93,000	Pentair, Inc.			3,587,010
				9,978,190

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	CONSUMER CYCLICAL 3.5%
64,000	Briggs & Stratton Corp.	$2,019,840
15,000	Genuine Parts Co.	744,000
51,000	Home Depot, Inc.	2,006,850
30,000	Sturm, Ruger & Co., Inc. (b)	465,600
		5,236,290
	CONSUMER STAPLE 5.2%
37,000	General Mills, Inc.	2,161,540
12,000	The Hershey Co.	607,440
60,000	Hormel Foods Corp.	2,241,000
25,000	Kimberly-Clark Corp.	1,672,250
25,000	SUPERVALU Inc.	1,158,000
		7,840,230
	DIVERSIFIED 5.0%
62,000	General Electric Co.	2,373,360
60,000	3M Co.	5,207,400
		7,580,760
	ENERGY 8.0%
25,000	BP p.l.c. ADR (c)(d)	1,803,500
40,000	ConocoPhilips	3,140,000
26,000	Exxon Mobil Corp.	2,180,880
25,000	Murphy Oil Corp.	1,486,000
40,000	Schlumberger, Ltd. (d)	3,397,600
		12,007,980
	FINANCIAL 12.0%
15,000	American Express Co.	917,700
30,000	Associated Banc-Corp.	981,000

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL (continued)
20,000	Bank of America Corp.	$977,800
45,000	JPMorgan Chase & Co., Inc.	2,180,250
20,000	Lincoln National Corp.	1,419,000
31,000	Merrill Lynch & Co., Inc.	2,590,980
50,000	TCF Financial Corp.	1,390,000
38,000	The Travelers Companies, Inc.	2,033,000
55,000	U.S. Bancorp	1,812,250
106,000	Wells Fargo & Co.	3,728,020
		18,030,000
	HEALTH CARE 8.3%
50,000	Baxter International Inc.	2,817,000
50,000	Bristol-Myers Squibb Co.	1,578,000
41,000	Eli Lilly & Co.	2,291,080
26,000	Johnson & Johnson	1,602,120
90,000	Pfizer Inc.	2,301,300
35,000	Wyeth	2,006,900
		12,596,400
	TECHNOLOGY 7.5%
70,000	Corning Inc. (b)	1,788,500
6,000	eFunds Corp. (b)	211,740
98,000	Emerson Electric Co.	4,586,400
56,000	Honeywell International Inc.	3,151,680
15,000	International Business Machines Corp.	1,578,750
		11,317,070
	TRANSPORTATION 1.6%
33,000	United Parcel Service, Inc. - Cl B	2,409,000

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	UTILITIES 1.2%
25,000	Verizon Communications Inc.	$1,029,250
40,000	Xcel Energy Inc.	818,800
		1,848,050

	TOTAL COMMON STOCKS (cost $54,134,041)	$98,676,740

	SHORT-TERM INVESTMENTS 1.0%
1,521,932	First American Prime Obligations Fund, Class Z (cost $1,521,932)	$1,521,932

	TOTAL INVESTMENTS 99.4% (cost $105,696,701)	$150,037,618

	OTHER ASSETS AND LIABILITIES (NET) 0.6%	853,633

	TOTAL NET ASSETS 100%	$150,891,251

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  These securities have been determined to be liquid under guidelines established by the Fund’s Board of Directors.  As of June 30, 2007, these securities represented 1.1% of total net assets.

(b)	Non-income-producing.
(c)	American Depository Receipt.
(d)	Foreign security denominated in U.S. dollars.
(e)	Step Bonds – Securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2007.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)	June 30, 2007

ASSETS
Investments at market value (cost $105,696,701) (Note 1)	$150,037,618
Receivable for Fund shares sold	10,278
Receivable for securities sold	140,267
Dividends and interest receivable	908,132
Prepaid expenses	1,128
151,097,423
LIABILITIES
Payable for Fund shares redeemed	114,564
Accrued investment management fees (Note 2)	74,450
Accrued fund administration fees (Note 2)	1,244
Accrued expenses and other liabilities	15,914
206,172

NET ASSETS	$150,891,251

NET ASSETS CONSIST OF
Paid-in capital	105,755,736
Accumulated undistributed net investment income	294,676
Accumulated undistributed net realized gain on investments	499,922
Net unrealized appreciation of investments	44,340,917

TOTAL NET ASSETS	$150,891,251

Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,282,830

Net asset value per share	$66.10

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)	Six months ended June 30, 2007

INVESTMENT INCOME
Income:
Dividends	$1,135,455
Interest	1,539,132

TOTAL INCOME		$2,674,587

Expenses:
Investment management fees (Note 2)	434,369
Fund administration fees (Note 2)	7,239
Fund accounting	31,182
Directors’ compensation (Note 2)	4,700
Transfer agent fees	18,191
Custodian fees	8,061
Legal and audit fees	19,046
Other expenses	40,905

TOTAL EXPENSES		563,693

NET INVESTMENT INCOME		2,110,894

NET REALIZED GAIN AND UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS
Net realized gain on investments sold	486,007
Net change in unrealized appreciation/depreciation of investments	6,111,360

NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		6,597,367

NET INCREASE IN NET ASSETS FROM OPERATIONS		$8,708,261

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months	Year ended
	ended 06/30/07	12/31/06
	(unaudited)
OPERATIONS
Net investment income	$2,110,894	$3,875,802
Net realized gain on investments sold	486,007	1,254,440
Net change in unrealized appreciation/depreciation of investments	6,111,360	9,731,086
NET INCREASE IN NET ASSETS FROM OPERATIONS	8,708,261	14,861,328

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,816,218)	(3,894,037)
Net realized gain	—	(1,228,165)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(1,816,218)	(5,122,202)

CAPITAL TRANSACTIONS
Proceeds from shares sold	10,820,280	23,708,408
Reinvestment of distributions from net investment income and net realized gains	1,652,714	4,684,545
Cost of shares redeemed	(9,697,686)	(14,855,435)
INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	2,775,308	13,537,518

TOTAL INCREASE IN NET ASSETS	9,667,351	23,276,644

NET ASSETS
Beginning of period	141,223,900	117,947,256
End of period (including accumulated undistributed net investment income of $294,676 and $0, respectively)	$150,891,251	$141,223,900

FUND SHARE TRANSACTIONS
Shares sold	167,662	386,959
Shares issued for reinvested distributions	25,550	75,176
Shares redeemed	(149,795)	(241,679)

NET INCREASE IN FUND SHARES	43,417	220,456

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)	June 30, 2007

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company.  The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting polices of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Board of Directors. Investments in equity securities that are traded on a national securities exchange are stated at the last quoted sales price if readily available for such securities on each business day.  For securities traded on the NASDAQ national market system, the Fund utilizes the NASDAQ Official Closing Price.  Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service.  The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings, and general market conditions.  Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee (the Committee) appointed by the Fund’s Board of Directors, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of June 30, 2007, no securities in the Fund were valued using this method.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold.  Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a “regulated investment company” as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended.  No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period.  Actual results could differ from those estimates.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board of Directors of the Fund.  The Fund is charged an investment management fee paid to Mairs and Power, Inc. equal to 0.60% of average daily net assets per annum and a fund administration fee paid to Mairs and Power, Inc. equal to 0.01% of average daily net assets per annum.

Directors’ Compensation

Directors’ compensation is paid to individuals who are disinterested directors of the Fund.  No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties.  The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.  To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.  The Fund’s tax basis net realized gains (losses) are determined only at the end of each fiscal year.  As a result, no reclassifications were made as of June 30, 2007.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.  In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2007 and the fiscal year ended December 31, 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$1,816,218	$3,908,650
Long-term capital gains	—	1,213,552
	$1,816,218	$5,122,202

At December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$102,074,014

Gross unrealized appreciation	$39,114,017
Gross unrealized depreciation	(884,460)
Net unrealized appreciation	$38,229,557

Undistributed long-term capital gains	$13,915
Total distributable earnings	$13,915

Total accumulated earnings	$38,243,472

Purchases and sales of investment securities, excluding government securities, short-term securities, and temporary cash investments, during the period ended June 30, 2007, aggregated $2,825,776 and $2,264,024, respectively.

Note 5 – New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date.  Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the fund’s last NAV calculation in the first required financial reporting period.  The Fund must complete the evaluation of uncertain tax positions and reflect their impact, if any, in the first interim financial statements issued subsequent to the effective date.  Management has completed an evaluation of FIN 48 and determined that it will not have an impact in the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157).  FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within the fiscal years.  As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional qualitative and quantitative disclosures may be required about the assumptions and factors used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS
(for a share outstanding throughout each period)

	Six months ended	Year Ended December 31
	06/30/07 (1)	2006	2005	2004	2003		2002
	(unaudited)
Per share

Net asset value, beginning of year	$63.06	$58.42	$57.66	$53.20	$45.09		$49.71
Income from investment operations:
Net investment income	0.93	1.81	1.59	1.53	1.41		1.46
Net realized and unrealized gain (loss)	2.91	5.20	0.95	4.80	8.21		(4.63)
Total from investment operations	3.84	7.01	2.54	6.33	9.62		(3.17)

Distributions to shareholders from:
Net investment income	(0.80)	(1.81)	(1.59)	(1.52)	(1.43)		(1.45)
Net realized gains	—	(0.56)	(0.19)	(0.35)	(0.08)		—
Return of capital	—	—	—	—	(0.00	)(2)	—
Total distributions	(0.80)	(2.37)	(1.78)	(1.87)	(1.51)		(1.45)

Net asset value, end of period	$66.10	$63.06	$58.42	$57.66	$53.20		$45.09

Total investment return	6.12%	12.10%	4.47%	12.04%	21.62%		(6.42)%

Net assets, end of period (000s omitted)	$150,891	$141,224	$117,947	$90,669	$63,878		$43,261

Ratios/supplemental data:

Ratio of expenses to average net assets	0.78%	0.79%	0.84%	0.92%	0.94%		0.99%
Ratio of net investment income to average net assets	2.92	2.97	2.84	2.86	3.01		3.11
Portfolio turnover rate	3.51	6.86	13.49	8.91	7.02		10.92

(1) For the six months ended June 30, 2007, all ratios have been annualized except total investment return and portfolio turnover.

(2) Return of capital in 2003 is $0.004 per share and is considered a negligible amount.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees).  The Fund is a “no-load” mutual fund.  As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The table below reports the Fund’s expenses during the reporting period (January 1, 2007 through June 30, 2007) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period.  You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below.  For example, if your account value is $10,500, divided by $1,000 = $10.50.  Multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”  By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expenses and an assumed return of 5% per year before expenses, which is not the Fund’s actual return.  The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2007	Ending Account Value 06/30/2007	Expenses Paid During Period *
Actual return	$1,000	$1,061.20	$3.99
Hypothetical assumed 5% return	$1,000	$1,020.93	$3.91

* The Fund’s expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.78%, multiplied by the average account value over the Fund’s first fiscal half-year, multiplied by the number of days in the Fund’s first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, is available at www.mairsandpower.com and on the SEC’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC.  The schedule of portfolio holdings is also printed in the Fund’s first quarter, semi-annual, third quarter and annual reports to shareholders.

You may obtain a copy of the Fund’s latest quarterly report without charge by calling Shareholder Services at (800) 304-7404. The Fund’s Forms N-Q and N-CSR are available on the SEC’s website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund’s portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund’s website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund’s Board of Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 22, 2007.

In preparation for the May 22, 2007 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager.  The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of the Manager being present.  In reaching their decision to renew the Fund’s Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant.  Each of these factors and the conclusions reached by the Directors with respect to these factors that helped form the basis for the decision to renew the Advisory Contract with the Manager will be discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with three securities indices – the Dow Jones Industrial Average, the S&P 500 and Lehman Brothers Government/Credit, and one composite benchmark (60% S&P 500 and 40% Lehman Brothers Government/Credit). In addition to the materials received by the Directors before the May 22, 2007 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year. At the May 22, 2007 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Meeting. Based upon their review, the Directors concluded that the Fund’s investment performance has been in the upper tier of Morningstar’s peer group of mutual funds with similar investment objectives, and exceeded the composite benchmark, over most of those time periods and has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund’s management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager.  The management fee paid to the Fund Manager of 60 basis points (0.6 of 1%) is below average for mutual fund managers generally, and is in line with the average for actively managed mutual funds in

Morningstar’s peer group and for a group of competitive funds identified by the Manager.  In addition, the Directors noted that the Balanced Fund’s total expense ratio of 0.79% at December 31, 2006 is well below the average total expense ratio of actively managed funds in its Morningstar peer group and for the group of competitive funds identified by the Manager.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates payable by the Manager’s Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager’s larger Advisory Clients, many of which are institutional clients, fall into this latter category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund. The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund on most trading days of the year. Other differences include the fact that the Manager provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers that goes significantly beyond what is required with respect to the Manager’s Advisory Client business. Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager’s Advisory Clients.

With respect to the quality and extent of the Manager’s services provided to the Fund, the Directors noted the Fund’s solid investment performance record over the most recent 3, 5 and 10 year periods, along with the Fund’s “B” Morningstar rating for stewardship.  The Directors also took into account the Manager’s ongoing response to regulatory compliance requirements under Rule 38a-1, along with a satisfactory annual review of the Compliance Program which was completed on October 31, 2006 and presented to the Directors at the December 12, 2006 Board Meeting.  The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund’s management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three fiscal years (for the then-current fiscal year, which ended on June 30, 2007, estimates were made for the final two months of May and June). The information addressed the Manager’s overall profitability and also broke it down between the Manager’s advisory business and the Manager’s mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund. The Directors reviewed the Manager’s assumptions and methods of allocation used. The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations. The Directors believe that the Manager should be entitled to earn a reasonable level of profits for the services it provides to the Fund. Based on their overall review, the Directors concluded that the Manager’s level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors considered that the Manager’s advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/ dealers that execute the Fund’s purchases and sales of securities.  The Directors received and reviewed information concerning the Fund’s Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services.  The Directors reviewed the Fund data for the quarter ending March 31, 2007 showing the dollar amount of commissions allocated among broker/dealers used by the Manager for Fund brokerage services and proprietary research.  Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year.  The Directors recognized that the profitability of the Manager’s advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund’s brokerage activity. While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is fairly modest.  The Directors noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points (0.6 of 1%) which the Manager has been paid for more than twenty years has always been towards the low end of the mutual fund advisory management fee range.  The Manager’s approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees.  At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business.  The Manager acknowledges that it is difficult to pinpoint the economies of scale to be realized in any mutual fund, but especially in one the relatively small size of the Mairs and Power Balanced Fund.  A number of larger mutual funds have established one or more breakpoints whereby the management fee rate is reduced above specified asset levels.  The Manager believes, and the Directors concur, that the consideration of establishing a breakpoint at some asset level would be an appropriate way for the Manager to share its economies of scale in the event that the Balanced Fund were to grow its assets substantially.  However, at the current level of assets and considering that the management fee is towards the low end of what other mutual fund managers charge, the Directors concluded that the absence of breakpoints in the Fund’s management fee is reasonable at this time.

Mairs and Power Balanced Fund, Inc.
Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail)	(via Overnight or Express Mail)
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street	3rd Floor
P. O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53201-0701

For Fund literature and information, visit the Fund’s website at:
www.mairsandpower.com

Investment Manager
Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director	Norbert J. Conzemius, Chair & Director
Jon A. Theobald, Chief Compliance	Bert J. McKasy, Director
Officer & Secretary	Charles M. Osborne, Audit Committee
Peter G. Robb, Vice-President	Chair & Director
Lisa J. Hartzell, Treasurer	Edward C. Stringer, Director

This page is intentionally left blank.

Mairs and Power
Balanced Fund

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrant

Not applicable to registrant.

Item 6.	Schedule of Investments

Included in report to shareholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to registrant.

Item 8.	Portfolio Managers of Closed End Management Investment Companies.

Not applicable to registrant.

Item 9.	Purchases of Equity Securities by Closed End Management Investment Companies and Affiliated Purchasers.

Not applicable to registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

b)

There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

	(a)(1)	Code of Ethics

Not applicable to semi-annual report.

	(a)(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

	(a)(3)	Not applicable.

	(b)	Certifications required by 18 U.S.C. 1350.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President

Date	September 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	September 6, 2007

By (Signature and Title)

*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	September 6, 2007

*  Print the name and title of each signing officer under his or her signature.